UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 10, 2006

SEGUE SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27794	95-4188982
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

201 Spring Street, Lexington, Massachusetts 02421

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 402-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

Segue Software, Inc. has posted a new investor presentation to its website (www.segue.com), which has been updated to, among other things, reflect results for 2005.

Slides for the investor presentation are attached hereto as an exhibit to this report and are incorporated herein in their entirety by this reference. These slides may also be accessed at the Company’s website ( www.segue.com ). This information is being furnished under Item 7.01 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The posting and furnishing of this information is not intended to, and does not, constitute a determination by Segue Software, Inc. that the information is material or that investors should consider this information before deciding to buy or sell Segue Software, Inc. securities.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Investor Presentation posted to Segue Software, Inc.’s website*

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGUE SOFTWARE, INC.

Date: March 10, 2006

By:  /s/    Michael Sullivan

        Name: Michael Sullivan

        Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation posted to Segue Software, Inc.’s website